Exhibit 10.1

JOINDER AGREEMENT

Dated as of August 5, 2009

Bank of America, N.A., as Administrative Agent

100 Federal Street

Boston, Massachusetts  02110

Ladies and Gentlemen:

Reference is hereby made to (a) that certain Credit Agreement, dated as of October 4, 2005 (as amended and in effect from time to time, the “Credit Agreement”), by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea” and, collectively with OLLC, Global, Montello and Glen Hes, the “Borrowers” and each, individually, a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Initial Guarantors” and each, individually, an “Initial Guarantor”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., in its capacity as L/C Issuer (as defined in the Credit Agreement) and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”); and (b) that certain Guaranty, dated as of October 4, 2004 (as amended and in effect from time to time, the “Guaranty”) by the Initial Guarantors in favor of the Administrative Agent, the Lenders, the L/C Issuer, the LOI Agent (as such term is defined in the Guaranty) and the LOI Banks (as such term is defined in the Guaranty). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement.

1.            Joinder to Guaranty.

The undersigned, GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (the “New Guarantor” and, together with the Initial Guarantors under the Guaranty as of the date hereof, the “Guarantors”), hereby joins the Guaranty and agrees to become and hereby is a Guarantor under the Guaranty and to comply with and be bound by all of the terms, conditions and covenants of the Guaranty.  Without limiting the generality of the preceding sentence, the undersigned agrees that it will be jointly and severally liable, together with the other Guarantors, for the payment and performance of all Obligations under the Credit Agreement and the Guaranty as supplemented hereby.

2.            Joinder to Security Agreement.

The New Guarantor further covenants and agrees that by its execution hereof it shall be bound and hereby is bound by and shall comply with all terms and conditions of that certain Security Agreement, dated as of October 4, 2005 (as amended and in effect from time to time, the “Security Agreement”), by and among each of the Borrowers and the Administrative Agent, and thereby and hereby grants to the Administrative Agent, for the benefit of the Lenders, the L/C Issuer the LOI Banks, the LOI Agent and the Administrative Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and collaterally assigns to the Administrative Agent, the following properties, assets and rights of the New Guarantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents (including, if applicable, electronic documents), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles).  The Administrative Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the New Guarantor’s compliance with §4.7 of the Security Agreement.

The New Guarantor has executed and delivered a duly completed Perfection Certificate as of the date hereof and attached as Exhibit A hereto (the “Perfection Certificate”), and represents and warrants as provided in the Security Agreement with respect to the matters set forth in the Perfection Certificate.  The undersigned further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to the Administrative Agent that are reasonably deemed necessary by the Administrative Agent in order to grant a valid, first-priority perfected security interest to the Administrative Agent in all of the Collateral.

3.            New Guarantor’s Representations and Warranties.

The New Guarantor hereby acknowledges, and, as applicable, represents and warrants, the following:

(a)           it is a Delaware limited liability company organized on or prior to the date hereof;

(b)           it is a wholly-owned Subsidiary of OLLC;

(c)           its chief executive office and principal place of business is that indicated on the Perfection Certificate;

(d)           its books and records are kept at its chief executive office and principal place of business;

(e)           no provision of its governing documents prohibits the New Guarantor from making distributions to OLLC;

(f)            it is capable of complying with and is in compliance with all of the provisions of the Guaranty and those provisions of the Credit Agreement and other Loan Documents applicable to it;

(g)           except as set forth in Schedule 3(g) attached hereto and incorporated herein by reference, each of the representations and warranties set forth in the Guaranty and in Article 5 of the Credit Agreement (to the extent applicable to a Loan Party) is true and correct in all material respects with respect to the New Guarantor as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Credit Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date);

(h)           it is a condition precedent to the Lenders continuing to make additional loans or otherwise extending credit to the Borrowers under the Credit Agreement that the New Guarantor execute and deliver to the Administrative Agent, for the benefit of the Lenders, the L/C Issuer, the LOI Banks, the LOI Agent and the Administrative Agent, this Joinder Agreement;

(i)            the New Guarantor wishes to grant security interests in favor of the Administrative Agent, for the benefit of the Lenders, the L/C Issuer, the LOI Banks, the LOI Agent and the Administrative Agent, as herein provided and to become a party to the Security Agreement; and

(j)            upon execution of this agreement, the undersigned will be jointly and severally liable, together with the Initial Guarantors, for the payment and performance of all Obligations of the Borrowers.

4.            Delivery of Documents.

The New Guarantor hereby agrees that the following documents shall be delivered to the Administrative Agent prior to or concurrently with this Joinder Agreement, each in form and substance satisfactory to the Administrative Agent:

a.               a favorable legal opinion addressed to the Lenders, the L/C Issuer, the LOI Banks, the LOI Agent and the Administrative Agent, of Edward J. Faneuil, Esq.,

counsel to the New Guarantor, in form and substance reasonably satisfactory to the Administrative Agent;

b.              copies, certified by a duly authorized officer of the New Guarantor to be true and complete as of the date hereof, of each of (i) the governing documents of the New Guarantor as in effect on the date hereof, (ii) the limited liability resolutions of the New Guarantor authorizing the execution and delivery of this Joinder Agreement, the other documents executed in connection herewith and the New Guarantor’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the New Guarantor’s name and on its behalf, each of this Joinder Agreement and the other Loan Documents to which the New Guarantor is or is to become a party, and (b) to give notices and to take other action on its behalf under the Loan Documents to which it is a party;

c.               a certificate of the Secretary of State of the State of Delaware of a recent date as to the New Guarantor’s existence and good standing and foreign qualification certificate(s) of the appropriate official in each jurisdiction where such qualification to do business is necessary except where the failure of the New Guarantor to be so qualified would not have a Material Adverse Effect;

d.              UCC-1 financing statements and other documents and instruments necessary to perfect the Administrative Agent’s security interest, for the benefit of the Administrative Agent, the Lenders, the LOI Banks, the LOI Agent and the L/C Issuer, in the Collateral;

e.               the results of UCC searches (and the equivalent thereof in all applicable foreign jurisdictions) and intellectual property searches with respect to the Collateral indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent;

f.                 (i) a certificate of insurance from an independent insurance broker dated on or prior to the date hereof, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained with respect to the New Guarantor in accordance with the provision of the Security Agreement, and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer);

g.              such other documents as the Administrative Agent may reasonably request.

5.     Power of Attorney.

a.     Appointment and Powers of Administrative Agent.  The New Guarantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or Administrative Agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the New Guarantor or in the Administrative Agent’s own name, for the purpose of carrying out the terms of this Joinder Agreement, the Guaranty and the Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Joinder Agreement, the Guaranty and the Security Agreement (with respect to the New Guarantor) and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the New Guarantor, without notice to or assent by the New Guarantor, to do the following:

(i)            upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do at the New Guarantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems reasonably necessary or useful to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein, in order to effect the intent of this Joinder Agreement, the Guaranty and the Security Agreement, all no less fully and effectively as the New Guarantor might do, including, without limitation, (x) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (y) upon written notice to the New Guarantor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Administrative Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (z) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(ii)           to file such financing statements with respect hereto, with or without the New Guarantor’s signature, or a photocopy of this Joinder Agreement or the Security Agreement in substitution for a financing statement, as the Administrative Agent may deem appropriate and to execute in the New Guarantor’s name such financing statements and amendments thereto and continuation statements which may require the New Guarantor’s signature.

b.     Ratification by New Guarantor.  To the extent permitted by law, the New Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

c.     No Duty on Administrative Agent.  The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Administrative Agent, the Lenders, the L/C Issuer, the LOI Agent and the LOI Banks in the Collateral and shall not impose any duty upon it to exercise any such powers. The Administrative Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the New Guarantor for any act or failure to act, except for the Administrative Agent’s own gross negligence or willful misconduct.

[Remainder of page intentionally left blank]

This Joinder Agreement shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Joinder Agreement constitutes a Loan Document under and as defined in the Credit Agreement.

Very truly yours,

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

Accepted and Agreed:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Officer

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

GLEN HES CORP.

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

2

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
Name:	Thomas J. Hollister
Title:	Chief Operating Officer and
Chief Financial Officer

3